Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-QSB of First Security Bancorp, Inc. for the quarter ended September 30, 2003, I, John G. Sullivan, Chief Executive Officer of First Security Bancorp, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Form 10-QSB for the quarter ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-QSB for the quarter ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operation of First Security Bancorp, Inc.



                              By: /s/ John G. Sullivan
Date:  November 14, 2003

                              _____________________________________________
                              John G. Sullivan
                              Interim President and Chief Executive Officer